UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6378
                                   --------

                       TEMPLETON DEVELOPING MARKETS TRUST
                      -------------------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI
Annual
Report
[PASSPORT MAP LOGO OMITTED]
AND SHAREHOLDER LETTER
                                                             JUNE 30, 2003
TEMPLETON DEVELOPING
MARKETS TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

[FRANLKIN TEMPLETON LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
     INVESTMENTS

THANK YOU FOR INVESTING WITH
FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
PERSPECTIVE AND REMEMBER THAT ALL
SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
WE APPRECIATE YOUR PAST SUPPORT
AND LOOK FORWARD TO SERVING YOUR
INVESTMENT NEEDS IN THE YEARS AHEAD.


[MOBIUS PHOTO OMITTED]

MARK MOBIUS, PH.D.
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON DEVELOPING
MARKETS TRUST

Mark Mobius has been living
in emerging market countries
since earning his Ph.D. in
economics and political
science at Massachusetts
Institute of Technology in
1964. During his extensive
travels, he has acquired a
thorough knowledge of
business practices and customs
unique to developing nations.

EDELIVERY DETAILS:
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Not part of the semiannual report

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you the enclosed semiannual report for Templeton Developing Markets Trust covering the period ended June 30, 2003. The six months under review witnessed mixed signs for economies and markets worldwide. Concerned about a weak U.S. economy, controversy over U.S. corporate malfeasance and the war in Iraq, investors generally shunned U.S. equities, contributing to a U.S. dollar decline that stoked uncertainty about a U.S.-led global recovery. At period-end, with combat virtually over, attention returned to the U.S. economy. Global business confidence appeared to be revived, consumer attitudes showed signs of improvement, inflation remained tame, and many equity markets rose. Among emerging markets in Asia, China's economy accelerated sharply during first quarter 2003. Contrary to investors' concerns, China's battle with severe acute respiratory syndrome (SARS) has not had a material impact on its economic recovery. Recent data showed healthy numbers with the country's gross domestic product growing 8.9% annualized in April 2003 compared with the same month in 2002. 1 Within this global economic environment, the world's stock markets experienced significant volatility and reflected geopolitical instability during the period.

Historically, patient investors have achieved rewarding results through evaluating their goals and diversifying their


1. Source: Financial Times Information.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                        Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........   1

--------------------------------

SEMIANNUAL REPORT

Templeton Developing
Markets Trust .............   4

Performance Summary .......  10

Financial Highlights &
Statement of Investments ..  13

Financial Statements ......  24

Notes to
Financial Statements ......  28
assets. A long-term investment strategy offers investors an opportunity to take advantage of a regularly scheduled investment plan regardless of market fluctuations and includes buying during market downturns when prices are low and subsequently benefiting from market rallies. Remember, however, to consider your financial ability to continue purchases through times of low price levels or changing economic conditions before committing to such a strategy. We suggest you contact your financial advisor to discuss your goals and consider establishing a regular investment plan.

In the enclosed semiannual shareholder report for Templeton Developing Markets Trust, the portfolio manager discusses market conditions and how they affected investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2     Not part of the semiannual report

As always, we value your support, welcome your questions and look forward to serving your investment needs in the future.

Sincerely,

/S/ MARK MOBIUS
Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Developing Markets Trust


A NOTE ABOUT
DUPLICATE MAILINGS

----------------------------------
YOU WILL RECEIVE YOUR FUND'S
SHAREHOLDER REPORT EVERY SIX
MONTHS. TO REDUCE FUND
EXPENSES, WE TRY TO IDENTIFY
RELATED SHAREHOLDERS IN A
HOUSEHOLD AND SEND ONLY ONE
COPY OF THE REPORT. THIS PROCESS,
CALLED "HOUSEHOLDING," WILL CON-
TINUE INDEFINITELY UNLESS YOU
INSTRUCT US OTHERWISE. IF YOU
PREFER NOT TO HAVE THESE DOC-
UMENTS HOUSEHOLDED, PLEASE
CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW
CURRENT SHAREHOLDER REPORTS ON
OUR WEBSITE.
----------------------------------


--------------------------------------------------------------------------------
This letter reflects our analysis and opinions as of June 30, 2003. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact have been obtained from sources considered reliable.
--------------------------------------------------------------------------------
                                         Not part of the semiannual report     3

SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS
TRUST

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DEVELOPING MARKETS TRUST SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF DEVELOPING MARKET COUNTRIES.
--------------------------------------------------------------------------------

We are pleased to bring you this semiannual report for Templeton Developing Markets Trust covering the period ended June 30, 2003. During the six months under review, China's and India's economies recorded healthy gross domestic product (GDP) expansion rates. Meanwhile, Singapore and the U.S. signed a landmark free-trade agreement in May, the first of its kind to be signed by the U.S. with an east Asian country. At the signing ceremony, President Bush and Prime Minister Goh said the agreement would further improve ties between the two countries and boost American business links with the Southeast Asian region.

South Korea made substantial improvements to its corporate governance structure during the period; however, a great deal remains to be done. Slowing consumer consumption and capital investment contributed to the country's weaker first quarter 2003 GDP growth rate compared with the previous quarter. In addition to the SK Global scandal, where a large number of accounting items allegedly were falsified, tensions on the South

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.


[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS 6/30/03

EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

Asia                             49.9%
Europe                           18.2%
Latin America                    16.4%
Middle East & Africa             13.7%
Australia & New Zealand           0.4%
Short-Term Investments
& Other Net Assets                1.4%


4     SEMIANNUAL REPORT

Korean peninsula as a result of North Korea's nuclear program also contributed to financial market volatility during the period. Despite these challenges, for the six months ended June 30, 2003, the Morgan Stanley Capital International
(MSCI) Korea Index posted an 8.30% gain in U.S. dollar terms. 1

In Latin America, Mexico's economy felt the effects of weakness in industrial production as Mexico's first quarter 2003 GDP was positive, but down from the previous quarter. The government maintained its 3% growth forecast for 2003. 2 President Fox continued his efforts to strengthen the free-trade agreement with the U.S. and Canada. Signaling Mexico's improving economy, the country repaid all of its Brady bonds with a final US$1.3 billion payment in June. 3

South American leaders met in Paraguay at the Mercosur Summit, where Brazilian President Lula and Argentine President Kirchner vowed to strengthen the trade bloc and promote regional trade. Brazil announced plans to create a US$1 billion fund to finance trade between the two nations. 4 Brazil's Lower House also passed a constitutional amendment to the article that regulated changes in the financial system, an apparent indication of Lula's support.

In May, the International Monetary Fund (IMF) completed Turkey's fifth review. The IMF cited delays in implementation of structural reforms and urged Turkey to accelerate its efforts. While the IMF expressed satisfaction with the country's fiscal performance thus far, the setbacks are expected to delay disbursement of the US$500 million tranche. 5 In Turkey's favor,


1. Source: Standard & Poor's Micropal. The MSCI Korea Index is market capitalization-weighted and measures total returns of equity securities in Korea.
2. Source: World Markets Research Centre.
3. Source: International Monetary Fund.
4. Source: InvestNews S.A.
5. Source: World Stream.

TOP 10 COUNTRIES
6/30/03

                   % OF TOTAL
                  NET ASSETS
------------------------------

South Africa           13.2%

South Korea            12.9%

Brazil                  8.3%

Hong Kong               8.1%

Mexico                  6.8%

Singapore               6.4%

Turkey                  5.7%

Taiwan                  4.8%

India                   4.5%

Indonesia               4.4%


                                                         SEMIANNUAL REPORT    5

TOP 10 EQUITY HOLDINGS
6/30/03

COMPANY
SECTOR/INDUSTRY,             % OF TOTAL
COUNTRY                      NET ASSETS
---------------------------------------

Anglo American PLC                  3.5%
METALS & MINING,
SOUTH AFRICA

PT Telekomunikasi
Indonesia TBK, B                    2.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

SABMiller PLC                       2.6%
BEVERAGES, SOUTH AFRICA

Akbank                              2.4%
COMMERCIAL BANKS, TURKEY

Kimberly Clark de
Mexico SA de CV, A                  2.2%
HOUSEHOLD PRODUCTS, MEXICO

Lukoil Holdings, ADR                2.1%
OIL & GAS, RUSSIA

Hyundai Motor Co. Ltd.              2.1%
AUTOMOBILES, SOUTH KOREA

Telefonos de Mexico SA
de CV (Telmex), L, ADR              1.9%
DIVERSIFIED TELECOMMUNICATION
SERVICES, MEXICO

Petroleo Brasileiro SA,
ADR, pfd.                           1.9%
OIL & GAS, BRAZIL

OMV AG                              1.9%
OIL & GAS, AUSTRIA


the government approved plans for privatization of Turk Telecom, a key condition by the IMF.

In South Africa, the release of the Mineral and Petroleum Royalty Bill prompted foreign mining and exploration companies to examine their operations there due to imposition of higher than expected royalties. The new rates would only take effect once companies convert their old order rights to new ones. The government provided a five-year window for conversion. Citing South Africa's strengthened fiscal revenue and improving external positions, independent credit rating agency Standard & Poor's raised the country's credit rating to BBB from BBB- and the long-term local currency rating to A from A-. 6

After gaining formal European Union (EU) approval, nine eastern and central European countries are expected to hold referendums this year to ratify the agreement for accession in 2004. During the six months under review, Malta, Slovenia, Hungary, Poland, Lithuania, Slovakia and the Czech Republic passed the referendum. We believe these developments should allow the seven countries to continue working toward EU goals, which could lead to greater foreign direct investment inflows as well as implementation of key economic and social reforms.

Within this environment, Templeton Developing Markets Trust's Class A shares posted a +14.55% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 10. By comparison, the Fund's benchmarks, the MSCI Emerging Markets Free (EMF) Index and
S&P/International Finance Corporation (IFC) Investable


6. These do not indicate ratings of the Fund.

6    SEMIANNUAL REPORT

Composite Index, posted cumulative total returns of 16.13% and 17.11% during the same period. 7

During the period, the Fund's performance was enhanced by its overweighted positions relative to the benchmark MSCI EMF Index (the Index), in Turkey, Argentina, Indonesia and Thailand. Additionally, stock selection in India and Austria contributed to performance. Positive attribution was also derived from the Fund's underweighted positions, relative to the Index, in Malaysia, South Korea and Taiwan. However, our overweighted investments in Hungary underperformed and negatively impacted the Fund. Negative attribution was also recorded as a result of the Fund's underweighted positions in Russia and Israel.

We repositioned several of the Fund's Asian holdings during the six months under review, undertaking selective purchases in Singapore, India and Taiwan while reducing our positions in Thailand and South Korea. Key purchases included Singapore Airlines, the country's national airline; Singapore's DBS Group Holdings, Southeast Asia's largest bank; Mahanagar Telephone, an Indian telecommunications service provider; and Sunplus Technology, a Taiwanese integrated circuit company. We eliminated our positions in Thailand's Siam Cement and South Korea's LG Chem Investment, and we reduced our holdings in South Korea's SK Telecom.

In Europe, we increased our holdings in Hellenic Telecommunications, Greece's full-service telecommunications provider, and Pliva, one of central and eastern Europe's largest pharmaceutical companies. The Fund divested its holdings in Russia's


7. Source: Standard & Poor's Micropal. The unmanaged MSCI EMF Index measures performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland. The unmanaged S&P/IFC Investable Composite Index measures performance of emerging market stocks and tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                         SEMIANNUAL REPORT     7

Mosenergo and Unified Energy Systems as well as Austria's Mayr-Melnhof and Erste Bank, as each company reached our sale targets.

We consolidated our Latin American holdings, leading to divestment of the Fund's Chile and Peru positions while adding to its Brazil and Mexico exposure. In Brazil, we increased the Fund's position in aircraft manufacturer Embraer-Empresa due to its strong market share and what we consider its competitive edge, and in national oil and gas company Petroleo Brasileiro based on reports of its proven reserves and recent high growth rates. In Mexico, we increased our holdings in Telefonos de Mexico, the country's largest telecommunications systems company, based upon our analysis of its dominant market position and strong cash flows. We also bought Grupo Televisa, the largest media company in the Spanish-speaking world and a major participant in the international entertainment business.

Finally, our South African exposure declined during the period mainly due to sales in Sanlam, Barloworld and Tiger Brands as they reached our price targets.

At period-end, the Fund's top three countries were South Africa, South Korea and Brazil, while the top three industries were oil and gas, industrial conglomerates, and diversified telecommunication services. As always, we will continue to focus on Templeton's bottom-up, value approach in our search for bargain stocks.

Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 340% in the last 15 years, but has


8    SEMIANNUAL REPORT
suffered 7 quarterly declines of more than 15% each during that time. 8

The Fund's definition of "developing markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton Funds. These special risks and other considerations are discussed in the Fund's prospectus.


8. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 6/30/03. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures total returns of equity securities in Hong Kong.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                         SEMIANNUAL REPORT     9

PERFORMANCE SUMMARY AS OF 6/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON DIVIDENDS OR INTEREST PAID BY SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE DOES NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         6/30/03  12/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.32         $11.32    $10.00

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.1123

CLASS B                        CHANGE         6/30/03  12/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.33         $11.15     $9.82

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.0538

CLASS C                        CHANGE         6/30/03  12/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.35         $11.13     $9.78

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.0425

CLASS R                        CHANGE         6/30/03  12/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.28         $11.26     $9.98

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.1338

ADVISOR CLASS                  CHANGE         6/30/03  12/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.31         $11.32    $10.01

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.1507


10        SEMIANNUAL REPORT  Past performance does not guarantee future results.

PERFORMANCE

CLASS A                           6-MONTH    1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1          +14.55%    +8.47%      +11.76%      +28.13%
Average Annual Total Return 2       +7.96%    +2.27%       +1.04%       +1.90%
Value of $10,000 Investment 3      $10,796   $10,227      $10,529      $12,075

                                                                    INCEPTION
CLASS B                           6-MONTH    1-YEAR       3-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1          +14.20%    +7.73%      -13.05%       +9.75%
Average Annual Total Return 2      +10.20%    +3.73%       -5.51%       +1.67%
Value of $10,000 Investment 3      $11,020   $10,373       $8,437      $10,775

                                                                    INCEPTION
CLASS C                           6-MONTH    1-YEAR       5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1          +14.32%    +7.82%       +8.07%       -1.16%
Average Annual Total Return 2      +12.18%    +5.80%       +1.35%       -0.26%
Value of $10,000 Investment 3      $11,218   $10,580      $10,695       $9,786

                                                                    INCEPTION
CLASS R                                     6-MONTH       1-YEAR     (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                    +14.43%       +8.15%      +15.54%
Average Annual Total Return 2                +13.43%       +7.15%       +9.53%
Value of $10,000 Investment 3                $11,343      $10,715      $11,454

ADVISOR CLASS 4                   6-MONTH    1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1          +14.89%    +9.12%      +13.92%      +30.79%
Average Annual Total Return 2      +14.89%    +9.12%       +2.64%       +2.72%
Value of $10,000 Investment 3      $11,489   $10,912      $11,392      $13,079

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.         SEMIANNUAL REPORT 11

ENDNOTES
THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than class a shares.

CLASS C: Subject to 1% initial sales charge and 1% cdsc for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% cdsc for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -14.80% and -2.44%.


12    SEMIANNUAL REPORT      Past performance does not guarantee future results.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights


                                                                              CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2003     --------------------------------------------------------------------
                                            (UNAUDITED)          2002           2001           2000           1999           1998
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......     $10.00          $9.88         $10.59         $15.61         $10.30         $12.94
                                            -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..................        .15            .10            .11            .07            .06            .17
 Net realized and unrealized gains (losses)       1.28            .07           (.72)         (5.03)          5.25          (2.57)
                                            -------------------------------------------------------------------------------------
Total from investment operations ..........       1.43            .17           (.61)         (4.96)          5.31          (2.40)
                                            -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................       (.11)          (.05)          (.10)          (.06)            --           (.19)
 Net realized gains .......................         --             --             --             --             --           (.05)
                                            -------------------------------------------------------------------------------------
Total distributions .......................       (.11)          (.05)          (.10)          (.06)            --           (.24)
                                            -------------------------------------------------------------------------------------
Net asset value, end of period ............     $11.32         $10.00          $9.88         $10.59         $15.61         $10.30
                                            =====================================================================================
Total return b ............................     14.55%          1.68%        (5.76)%       (31.85)%         51.55%       (18.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......... $1,323,715     $1,168,340     $1,221,011     $1,507,936     $2,958,324     $2,172,954
Ratios to average net assets:
 Expenses .................................      2.25% c        2.24%          2.21%          2.09%          2.02%          2.11%
 Net investment income ....................      2.89% c         .96%          1.07%           .56%           .45%          1.40%
Portfolio turnover rate ...................     23.10%         49.05%         61.45%         69.37%         45.82%         37.51%


a Based on average weighted shares outstanding effective year ended December 31, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

                                                       SEMIANNUAL REPORT      13

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                             CLASS B
                                          ------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2003     -----------------------------------------------------
                                            (UNAUDITED)          2002           2001           2000           1999
                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......      $9.82          $9.77         $10.44         $15.47         $10.30
                                            ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........        .11            .03            .04           (.02)          (.06)
 Net realized and unrealized gains (losses)       1.27            .07           (.70)         (4.98)          5.23
                                            ----------------------------------------------------------------------
Total from investment operations ..........       1.38            .10           (.66)         (5.00)          5.17
                                            ----------------------------------------------------------------------
Less distributions from net investment income     (.05)          (.05)          (.01)          (.03)            --
                                            ----------------------------------------------------------------------
Net asset value, end of period ............     $11.15          $9.82          $9.77         $10.44         $15.47
                                            ======================================================================
Total return b ............................     14.20%           .98%        (6.32)%       (32.36)%        50.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........    $15,044        $12,377        $11,027        $11,508        $13,862
Ratios to average net assets:
 Expenses .................................      2.90% c        2.88%          2.86%          2.77%          2.76%
 Net investment income (loss) .............      2.24% c         .32%           .42%         (.13)%         (.47)%
Portfolio turnover rate ...................     23.10%         49.05%         61.45%         69.37%         45.82%


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d Effective date of Class B shares was January 1, 1999.

14    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                        CLASS C
                                          ------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2003     --------------------------------------------------------------------
                                            (UNAUDITED)          2002           2001           2000           1999           1998
                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......      $9.79          $9.73         $10.39         $15.36         $10.21         $12.81
                                              -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........        .11            .03            .04           (.01)          (.03)           .07
 Net realized and unrealized gains (losses)       1.27            .08           (.70)         (4.96)          5.18          (2.51)
                                              -----------------------------------------------------------------------------------
Total from investment operations ..........       1.38            .11           (.66)         (4.97)          5.15          (2.44)
                                              -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................       (.04)          (.05)            -- d           --             --           (.11)
 Net realized gains .......................         --             --             --             --             --           (.05)
                                              -----------------------------------------------------------------------------------
Total distributions .......................       (.04)          (.05)            --             --             --           (.16)
                                              -----------------------------------------------------------------------------------
Net asset value, end of period ............     $11.13          $9.79          $9.73         $10.39         $15.36         $10.21
                                              ===================================================================================
Total return b ............................     14.32%           .98%        (6.34)%       (32.36)%         50.44%       (19.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $144,128       $127,808       $139,099       $188,379       $385,584       $294,588
Ratios to average net assets:
 Expenses .................................      2.90% c        2.89%          2.86%          2.76%          2.73%          2.78%
 Net investment income (loss) .............      2.24% c         .31%           .43%         (.11)%         (.26)%           .76%
Portfolio turnover rate ...................     23.10%         49.05%         61.45%         69.37%         45.82%         37.51%


a Based on average weighted shares outstanding effective year ended December 31, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d Actual distribution from net investment income was $.001.

                                                        SEMIANNUAL REPORT     15

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                                          CLASS R
                                                                     ---------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 2003              PERIOD ENDED
                                                                        (UNAUDITED)            DECEMBER 31, 2002 D
                                                                     ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................     $9.98                         $9.93
                                                                              ------------------------------------
Income from investment operations:
 Net investment income a .................................................       .14                           .03
 Net realized and unrealized gains .......................................      1.27                           .07
                                                                              ------------------------------------
Total from investment operations .........................................      1.41                           .10
                                                                              ------------------------------------
Less distributions from net investment income ............................      (.13)                         (.05)
                                                                              ------------------------------------
Net asset value, end of period ...........................................    $11.26                         $9.98
                                                                              ====================================
Total return b ...........................................................    14.43%                          .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................      $613                          $381
Ratios to average net assets:
 Expenses ................................................................     2.40% c                       2.39% c
 Net investment income ...................................................     2.74% c                        .81% c
Portfolio turnover rate ..................................................    23.10%                        49.05%


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d Effective date of Class R shares was January 2, 2002.

16    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                                    ADVISOR CLASS
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2003     --------------------------------------------------------------------
                                            (UNAUDITED)          2002           2001           2000           1999           1998
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......     $10.01          $9.84         $10.55         $15.62         $10.28         $12.93
                                              -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..................        .16            .12            .14            .11            .09            .23
 Net realized and unrealized gains (losses)       1.30            .10           (.71)         (5.03)          5.25          (2.60)
                                              -----------------------------------------------------------------------------------
Total from investment operations ..........       1.46            .22           (.57)         (4.92)          5.34          (2.37)
                                              -----------------------------------------------------------------------------------

Less distributions from:
 Net investment income ....................       (.15)          (.05)          (.14)          (.15)            --           (.23)
 Net realized gains .......................         --             --             --             --             --           (.05)
                                              -----------------------------------------------------------------------------------
Total distributions .......................       (.15)          (.05)          (.14)          (.15)            --           (.28)
                                              -----------------------------------------------------------------------------------
Net asset value, end of period ............     $11.32         $10.01          $9.84         $10.55         $15.62         $10.28
                                              ===================================================================================
Total return b ............................     14.89%          2.20%        (5.43)%       (31.67)%         51.95%       (18.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $150,746       $130,459        $81,320       $115,144       $190,341       $115,494
Ratios to average net assets:
 Expenses .................................      1.90% c        1.89%          1.87%          1.77%          1.74%          1.78%
 Net investment income ....................      3.24% c        1.31%          1.40%           .88%           .72%          1.82%
Portfolio turnover rate ...................     23.10%         49.05%         61.45%         69.37%         45.82%         37.51%


a Based on average weighted shares outstanding effective year ended December 31, 1999.
b Total return is not annualized for periods less than one year.
c Annualized.

                  See notes to financial statements.    SEMIANNUAL REPORT     17

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)



                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.8%
     ARGENTINA 1.1%
   a Molinos Rio de la Plata SA, B ........              Food Products                          5,369,399          $   10,249,362
   a Quilmes Industrial SA, B, ADR ........                Beverages                              657,455               8,402,275
                                                                                                                   --------------
                                                                                                                       18,651,637
                                                                                                                   --------------
     AUSTRALIA .4%
     BHP Billiton PLC .....................             Metals & Mining                         1,350,800               7,156,902
                                                                                                                   --------------
     AUSTRIA 2.4%
     OMV AG ...............................                Oil & Gas                              252,140              30,292,356
     Voestalpine  AG ......................             Metals & Mining                            88,788               3,506,413
     Wienerberger AG ......................            Building Products                          321,868               5,655,172
                                                                                                                   --------------
                                                                                                                       39,453,941
                                                                                                                   --------------
     BRAZIL 3.0%
     Centrais Eletricas Brasileiras SA
       (Non-Taxable) ......................            Electric Utilities                     810,383,000               5,642,284
     Centrais Eletricas Brasileiras SA
       (Taxable) ..........................            Electric Utilities                     155,980,000               1,086,009
     Embraer-Empresa Brasileira
       de Aeronautica SA, ADR .............           Aerospace & Defense                       1,096,673              20,946,454
     Souza Cruz SA (Non-Taxable) ..........                 Tobacco                             1,371,800              11,401,472
     Souza Cruz SA (Taxable) ..............                 Tobacco                                17,600                 146,279
     Ultrapar Participacoes SA, ADR .......              Gas Utilities                             48,400                 446,248
     Unibanco Uniao de Bancos
       Brasileiros SA, GDR ................             Commercial Banks                          575,700               9,879,012
                                                                                                                   --------------
                                                                                                                       49,547,758
                                                                                                                   --------------
     CHINA 3.7%
   a Beijing Capital Land Ltd., H .........               Real Estate                           3,590,000                 667,530
     China Mobile (Hong Kong) Ltd. ........   Wireless Telecommunication Services               4,204,000               9,919,481
     China Petroleum & Chemical Corp., H ..                Oil & Gas                           58,712,000              14,079,165
     China Telecom Corp. Ltd. .............  Diversified Telecommunication Services            27,734,000               6,366,107
     Guangdong Electric Power
       Development Co. Ltd., B ............           Electric Utilities                          548,000                 311,310
     People's Food Holdings Ltd. ..........        Food & Staples Retailing                    10,619,000               5,788,893
     PetroChina Co. Ltd., H ...............                Oil & Gas                           44,283,000              13,344,838
     Qingling Motors Co. Ltd., H ..........               Automobiles                          20,602,000               3,170,290
     Shandong Intl Power Development Co.
       Ltd. ...............................           Electric Utilities                        3,780,000               1,078,525
     TCL International Holdings Inc. ......           Household Durables                        7,094,000               1,501,010
     Travelsky Technology Ltd., H .........               IT Services                           4,711,000               3,171,618
                                                                                                                   --------------
                                                                                                                       59,398,767
                                                                                                                   --------------
     CROATIA .9%
   b Pliva D D, GDR, Reg S ................             Pharmaceuticals                         1,058,750              14,674,275
                                                                                                                   --------------
     CZECH REPUBLIC .5%
     CEZ AS ...............................           Electric Utilities                        1,643,100               6,302,452
   a Unipetrol ............................                Chemicals                              509,994                 952,877
                                                                                                                   --------------
                                                                                                                        7,255,329
                                                                                                                   --------------
     DENMARK .1%
     Carlsberg AS, B ......................                Beverages                               48,200               1,724,595
                                                                                                                   --------------


18    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     EGYPT .3%
     Commercial International Bank Ltd. ...            Commercial Banks                           751,645          $    4,592,510
                                                                                                                   --------------
     GREECE 1.0%
     Coca-Cola Hellenic Bottling Co. SA ...                Beverages                              482,091               8,049,521
     Hellenic Telecommunications
       Organization SA ....................   Diversified Telecommunication Services              736,250               8,708,415
                                                                                                                   --------------
                                                                                                                       16,757,936
                                                                                                                   --------------
     HONG KONG 8.1%
     Asia Satellite Telecommunications
       Holdings Ltd. ......................   Diversified Telecommunication Services               30,000                  49,435
     Beijing Enterprises Holdings Ltd. ....        Industrial Conglomerates                     4,282,000               3,596,635
     Cafe de Coral Holdings Ltd. ..........      Hotels Restaurants & Leisure                   2,198,000               1,677,077
     Cathay Pacific Airways Ltd. ..........                Airlines                             5,195,000               6,994,928
     Cheung Kong Holdings Ltd. ............               Real Estate                           1,924,000              11,571,411
     Cheung Kong Infrastructure
       Holdings Ltd. ......................         Construction Materials                      2,174,000               4,209,640
     China Merchants Holdings
       International Co. Ltd. .............        Industrial Conglomerates                    15,621,000              13,922,014
     China Resources Enterprise Ltd. ......              Distributors                          15,598,000              13,501,472
     China Travel International
       Investment Hong Kong Ltd. ..........      Hotels Restaurants & Leisure                  18,466,000               2,817,917
     Citic Pacific Ltd. ...................        Industrial Conglomerates                    10,955,500              20,019,604
     Cosco Pacific Ltd. ...................      Transportation Infrastructure                  4,674,000               4,914,858
     Dairy Farm International Holdings Ltd.        Food & Staples Retailing                    12,262,554              15,328,193
     Giordano International Ltd. ..........            Specialty Retail                         8,952,000               2,783,814
     Hang Lung Group Ltd. .................               Real Estate                           7,058,000               5,747,299
     Henderson Investment Ltd. ............               Real Estate                           6,240,000               6,001,423
     Henderson Land Development Co. Ltd. ..               Real Estate                             928,000               2,665,658
     Hong Kong & Shanghai Hotels Ltd. .....      Hotels Restaurants & Leisure                       5,000                   2,260
     Hopewell Holdings Ltd. ...............      Transportation Infrastructure                    150,000                 159,653
     International Bank of Asia ...........            Commercial Banks                         1,296,000                 457,031
     MTR Corp. Ltd. .......................               Road & Rail                           6,904,634               7,924,504
     Shanghai Industrial Holdings Ltd. ....        Industrial Conglomerates                     4,595,000               6,481,666
     Tingyi (Cayman Islands) Holding Corp.               Food Products                          8,812,000               1,615,917
                                                                                                                   --------------
                                                                                                                      132,442,409
                                                                                                                   --------------
     HUNGARY 2.7%
     Egis RT ..............................             Pharmaceuticals                           193,378               6,588,688
     Gedeon Richter Ltd. ..................             Pharmaceuticals                           222,259              15,677,424
     Matav RT .............................  Diversified Telecommunication Services               591,950               2,024,525
     MOL Magyar Olaj-Es Gazipari RT .......                Oil & Gas                              882,775              19,264,837
                                                                                                                   --------------
                                                                                                                       43,555,474
                                                                                                                   --------------
     INDIA 4.5%
     Ashok Leyland Ltd. ...................                Machinery                               19,453                  53,729
     Bharat Petroleum Corp. Ltd. ..........                Oil & Gas                              279,681               1,708,660
     Container Corp. of India Ltd. ........               Road & Rail                             386,312               2,861,801
     Dr. Reddy's Laboratories Ltd. ........             Pharmaceuticals                            20,200                 475,854
     Grasim Industries Ltd. ...............        Industrial Conglomerates                     1,753,748              18,943,271
     Hero Honda Motors Ltd. ...............               Automobiles                           1,346,040               7,334,137
     Hindalco Industries Inc. .............             Metals & Mining                           235,920               3,781,980
     Hindustan Petroleum Corporation Ltd. .                Oil & Gas                              136,000               1,022,853


                                                        SEMIANNUAL REPORT     19

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDIA (CONT.)
     ITC Ltd. .............................                 Tobacco                               607,238          $   10,014,135
     Mahanagar Telephone Nigam Ltd. .......  Diversified Telecommunication Services             7,511,297              18,337,780
     Maruti Udyog Ltd. ....................               Automobiles                             369,950                 995,131
     Satyam Computers Services Ltd. .......               IT Services                           1,785,000               7,388,525
     State Bank of India ..................            Commercial Banks                            27,000                 223,228
     Videsh Sanchar Nigam Ltd. ............  Diversified Telecommunication Services               214,502                 577,914
                                                                                                                   --------------
                                                                                                                       73,718,998
                                                                                                                   --------------
     INDONESIA 4.4%
     PT Gudang Garam TBK ..................                 Tobacco                             9,835,750              12,160,564
     PT Indosat (Persero) TBK .............  Diversified Telecommunication Services            13,950,750              14,880,800
     PT Telekomunikasi Indonesia TBK, B ...  Diversified Telecommunication Services            79,456,270              44,543,666
                                                                                                                   --------------
                                                                                                                       71,585,030
                                                                                                                   --------------
     ISRAEL .2%
     Elbit Systems Ltd. ...................           Aerospace & Defense                         177,451               3,451,348
                                                                                                                   --------------
     LUXEMBOURG .7%
     Tenaris SA, ADR ......................       Energy Equipment & Services                     470,012              11,985,306
                                                                                                                   --------------
     MALAYSIA .5%
     Petronas Dagangan Bhd. ...............                Oil & Gas                              982,000               1,589,290
     SIME Darby Bhd. ......................        Industrial Conglomerates                     4,105,000               5,509,342
     YTL Power International Bhd. .........           Electric Utilities                          238,000                 187,268
                                                                                                                   --------------
                                                                                                                        7,285,900
                                                                                                                   --------------
     MEXICO 6.8%
     Cemex SA .............................         Construction Materials                      3,296,890              14,738,591
     Fomento Economico Mexicano
       SA de CV Femsa, ADR ................                 Beverages                             281,020              11,578,024
     Grupo Carso SA de CV .................        Industrial Conglomerates                     3,310,800              10,036,577
     Grupo Televisa SA de CV, ADR .........                  Media                                243,800               8,411,100
     Kimberly Clark de Mexico SA de CV, A .           Household Products                       13,293,950              35,708,998
     Telefonos de Mexico SA de CV
       (Telmex), L, ADR ...................    Diversified Telecommunication Services             973,280              30,580,458
                                                                                                                   --------------
                                                                                                                      111,053,748
                                                                                                                   --------------
     PHILIPPINES 1.5%
     San Miguel Corp., B ..................                Beverages                           21,068,488              24,835,153
                                                                                                                   --------------
     POLAND 1.6%
     Polski Koncern Naftowy Orlen SA ......                Oil & Gas                            5,434,290              26,380,387
                                                                                                                   --------------
     PORTUGAL .1%
     BPI Socieda de Gestora de
       Participacoes Socias SA ............            Commercial Banks                           339,000                 957,660
                                                                                                                   --------------
     RUSSIA 2.6%
     Cherepovets Mk Severstal .............             Metals & Mining                             4,300                 318,200
   a GUM Trade House ......................            Multiline Retail                         1,340,300               2,345,525
     Lukoil Holdings, ADR .................                Oil & Gas                              439,488              34,719,552
     Sberbank RF ..........................            Commercial Banks                             1,980                 558,360


20    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     RUSSIA (CONT.)
     Sibirtelecom .........................  Diversified Telecommunication Services            38,466,700          $    1,100,148
   a Sun Interbrew Ltd., B, GDR, Reg S ....                Beverages                              235,800               1,061,100
     Yuzhnaya Telecommunication Co. .......  Diversified Telecommunication Services            24,350,000               2,130,625
                                                                                                                   --------------
                                                                                                                       42,233,510
                                                                                                                   --------------
     SINGAPORE 6.4%
     Comfortdelgro Corp. Ltd. .............               Road & Rail                           9,254,000               4,230,250
     Cycle & Carriage Ltd. ................              Distributors                             888,351               2,492,024
     DBS Group Holdings Ltd. ..............            Commercial Banks                         1,976,000              11,557,524
     Fraser & Neave Ltd. ..................                Beverages                            4,890,165              23,881,555
     Keppel Corp. Ltd. ....................        Industrial Conglomerates                     8,845,600              24,612,970
     MobileOne (Asia) Ltd. ................   Wireless Telecommunication Services               2,971,000               2,260,727
     Singapore Airlines Ltd. ..............                Airlines                             4,135,500              24,423,168
     Singapore Press Holdings Ltd. ........                  Media                                317,000               3,294,208
     Singapore Telecommunications Ltd. ....  Diversified Telecommunication Services             9,194,000               7,883,555
                                                                                                                   --------------
                                                                                                                      104,635,981
                                                                                                                   --------------
     SOUTH AFRICA 13.2%
     Alexander Forbes Ltd. ................     Diversified Financial Services                    870,000               1,274,301
     Anglo American PLC ...................             Metals & Mining                         3,709,774              57,247,098
     Barloworld Ltd. ......................        Industrial Conglomerates                     3,293,490              23,571,916
     Bidvest Group Ltd. ...................        Industrial Conglomerates                        42,200                 241,625
     Imperial Holdings Ltd. ...............         Air Freight & Logistics                     1,370,436               9,781,008
     Investec Ltd. ........................             Capital Markets                            95,150               1,247,973
     Investec PLC .........................               Road & Rail                             120,025               1,574,229
     Nampak Ltd. ..........................         Containers & Packaging                      1,408,800               2,321,425
     Old Mutual PLC .......................                Insurance                           13,215,490              19,081,457
     Remgro Ltd. ..........................        Industrial Conglomerates                     3,367,170              28,694,924
     Reunert Ltd. .........................   Electronic Equipment & Instruments                  943,200               2,235,547
     SABMiller PLC ........................                Beverages                            6,285,973              42,562,147
     Sasol Ltd. ...........................                Oil & Gas                            1,693,488              18,840,336
     Tiger Brands Ltd. ....................              Food Products                            550,331               4,923,667
     Tongaat-Hulett Group Ltd. ............              Food Products                            628,078               2,797,498
                                                                                                                   --------------
                                                                                                                      216,395,151
                                                                                                                   --------------
     SOUTH KOREA 12.9%
     Cheil Communications Inc. ............                  Media                                  2,930                 288,217
   a ChoHung Bank Co. Ltd. ................            Commercial Banks                         1,994,380               6,720,284
     CJ Corp. .............................              Food Products                            301,950              13,144,747
     Daelim Industrial Co. ................       Construction & Engineering                      253,500               4,414,232
     Hite Brewery Co. Ltd. ................                Beverages                              129,530               6,950,919
     Hotel Shilla Co. .....................      Hotels Restaurants & Leisure                     244,420                 983,205
     Hyundai Development Co. ..............       Construction & Engineering                    1,718,300              11,450,538
     Hyundai Motor Co. Ltd. ...............               Automobiles                           1,281,840              33,910,543
     Kangwon Land Inc. ....................      Hotels Restaurants & Leisure                     174,027              19,376,803
     Kookmin Credit Card Co. Ltd. .........            Consumer Finance                             5,224                  71,067
     Korea Electric Power Corp. ...........           Electric Utilities                        1,459,896              23,099,234


                                                        SEMIANNUAL REPORT     21

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     Korea Gas Corp. ......................              Gas Utilities                            392,030          $    9,353,583
     KT Corp. .............................  Diversified Telecommunication Services               301,459              11,785,798
     LG Card Co. Ltd. .....................            Consumer Finance                            90,360               1,320,035
     LG Household & Health Care Ltd. ......           Household Products                          306,140               7,906,588
     LG Petrochemical Co. Ltd. ............                Chemicals                              172,610               3,056,259
     POSCO ................................             Metals & Mining                           177,740              18,451,034
     Samsung Fine Chemicals ...............                Chemicals                            1,034,130              14,111,611
     Samsung Heavy Industries Co. Ltd. ....                Machinery                            3,512,660              14,085,928
     SK Corp. .............................                Oil & Gas                              836,610               7,949,371
     SK Telecom Co. Ltd. ..................   Wireless Telecommunication Services                  15,940               2,722,277
                                                                                                                   --------------
                                                                                                                      211,152,273
                                                                                                                   --------------
     TAIWAN 4.8%
     Advantech Co. Ltd. ...................         Computers & Peripherals                     2,454,000               3,545,218
     Asustek Computer Inc. ................         Computers & Peripherals                     7,730,000              19,542,762
     Avision Inc. .........................         Computers & Peripherals                     3,023,875               1,974,562
     Chunghwa Telcom Co. Ltd. .............  Diversified Telecommunication Services             1,979,000               2,916,180
     Delta Electronics Inc. ...............   Electronic Equipment & Instruments                3,361,260               3,991,557
     Elan Microelectronics Corp. ..........                Software                             1,241,000               1,047,015
     International Bank of Taipei .........            Commercial Banks                         1,821,000                 815,530
     Kinpo Electronics Inc. ...............           Office Electronics                          807,400                 394,252
     Mega Financial Holdings Co. Ltd. .....            Commercial Banks                         6,881,720               3,241,030
     Phoenixtec Power Co. Ltd. ............          Electrical Equipment                       5,875,000               4,939,685
   a Sinopac Holdings .....................            Commercial Banks                        32,190,237              11,765,574
     Sunplus Technology Co. Ltd. ..........  Semiconductors & Semiconductor Equipment           7,781,000              10,116,874
   a Taiwan Cellular Corp. ................   Wireless Telecommunication Services               4,890,410               3,546,642
     Tsann Kuen Enterprise Co. Ltd. .......           Household Durables                        2,597,000               3,339,107
     UNI-President Enterprises Corp. ......              Food Products                         10,081,790               3,102,313
     Yuanta Core Pacific Securities Co. ...     Diversified Financial Services                  8,438,000               4,412,823
                                                                                                                   --------------
                                                                                                                       78,691,124
                                                                                                                   --------------
     THAILAND 2.7%
     Electricity Generating Public Co.
       Ltd., fgn. .........................            Electric Utilities                       1,241,300               1,668,255
     Hana Microelectronics Co.
       Ltd., fgn. .........................  Electronic Equipment & Instruments                 1,075,900               2,497,808
     National Finance Public Co.
       Ltd., fgn. .........................             Consumer Finance                        4,908,000               1,762,864
     PTT Exploration & Production
       Public Co. Ltd., fgn. ..............                Oil & Gas                            4,940,100              19,189,304
     PTT Public Co. Ltd., fgn. ............                Oil & Gas                            1,492,200               2,484,634
     Shin Corporation Public Co.
       Ltd., fgn. .........................  Wireless Telecommunication Services               35,314,600              15,960,452
   a Tisco Finance ........................             Consumer Finance                          110,000                  62,535
                                                                                                                   --------------
                                                                                                                       43,625,852
                                                                                                                   --------------
     TURKEY 5.7%
     Akbank ...............................            Commercial Banks                    13,223,547,519              39,173,966
     Arcelik AS, Br. ......................           Household Durables                    5,924,913,500              20,686,539
     Migros Turk T.A.S. ...................        Food & Staples Retailing                   840,033,000               8,354,414
     Tupras-Turkiye Petrol Rafineleri AS ..                Oil & Gas                        3,717,491,240              24,516,706
                                                                                                                   --------------
                                                                                                                       92,731,625
                                                                                                                   --------------
     TOTAL COMMON STOCKS (COST $1,362,346,536)                                                                      1,515,930,579
                                                                                                                   --------------


22    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                           INDUSTRY                             SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
      DIRECT EQUITY INVESTMENTS .4%
a,b,c Mayfair Hanoi, Ltd., 30% equity
        interest owned through HEA Holdings
        Ltd., a wholly owned investment ....               Real Estate                                              $    3,839,976
                                                                                                                    --------------
a,b,c Indotel Ltd. .........................       Leisure Equipment & Products                    900,000               3,114,000
                                                                                                                    --------------
      TOTAL DIRECT EQUITY INVESTMENTS (COST $13,602,155)                                                                 6,953,976
                                                                                                                    --------------
      PREFERRED STOCKS 5.4%
      BRAZIL 5.3%
      Banco Bradesco SA, ADR, pfd. .........            Commercial Banks                         1,340,475              25,040,073
      Cia Vale do Rio Doce, A, ADR, pfd. ...             Metals & Mining                           628,040              17,428,110
    a Companhia Paranaense de Energia-Copel,
        ADR, pfd. ..........................            Electric Utilities                       1,558,039               4,674,117
      Confab Industrial SA, pfd. ...........            Building Products                           50,000                  80,296
    b Duratex SA, pfd. .....................            Building Products                      402,086,824               8,991,904
      Petroleo Brasileiro SA, ADR, pfd. ....                Oil & Gas                            1,719,204              30,533,063
                                                                                                                    --------------
                                                                                                                      86,747,563
                                                                                                                    --------------
      THAILAND .1%
    a Siam Commercial Bank, 5.25%, cvt.
        pfd., fgn. .........................            Commercial Banks                         2,240,900               1,905,618
                                                                                                                    --------------
      TOTAL PREFERRED STOCKS (COST $101,831,169)                                                                        88,653,181
                                                                                                                    --------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                             ------------

      SHORT TERM INVESTMENTS (COST $29,854,585) 1.8%
      U.S. Treasury Bills, 0.797% to 1.083%,
        with maturities to
        9/25/03 ............................              United States                       $ 29,903,000              29,859,333
                                                                                                                    --------------
      TOTAL INVESTMENTS (COST $1,507,634,445) 100.4%                                                                 1,641,397,069
      OTHER ASSETS, LESS LIABILITIES (0.4)%                                                                             (7,152,037)
                                                                                                                    --------------
      NET ASSETS 100.0% ....................                                                                        $1,634,245,032
                                                                                                                    ==============

     a Non-income producing.
     b See Note 6 regarding Holdings of 5% Voting Securities.
     c See Note 7 regarding restricted securities.

                  See notes to financial statements.    SEMIANNUAL REPORT     23

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .....................................................       $ 1,466,497,992
  Cost - Non-controlled affiliated issuers ........................................            41,136,453
                                                                                          ===============
  Value - Unaffiliated issuers ....................................................         1,610,776,914
  Value - Non-controlled affiliated issuers .......................................            30,620,155
 Cash .............................................................................               508,271
 Receivables:
  Investment securities sold ......................................................               445,675
  Capital shares sold .............................................................             3,129,499
  Dividends and interest ..........................................................             6,093,344
                                                                                          ---------------
      Total assets ................................................................         1,651,573,858
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased .................................................             8,392,565
  Capital shares redeemed .........................................................             4,253,253
  Affiliates ......................................................................             3,518,008
 Other liabilities ................................................................             1,165,000
                                                                                          ---------------
      Total liabilities ...........................................................            17,328,826
                                                                                          ---------------
Net assets, at value ..............................................................       $ 1,634,245,032
                                                                                          ===============
Net assets consist of:
 Undistributed net investment income ..............................................       $    10,938,760
 Net unrealized appreciation (depreciation) .......................................           133,731,584
 Accumulated net realized gain (loss) .............................................        (1,107,088,659)
 Capital shares ...................................................................         2,596,663,347
                                                                                          ---------------
Net assets, at value ..............................................................       $ 1,634,245,032
                                                                                          ===============


24    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2003 (UNAUDITED)


CLASS A:
 Net asset value per share ($1,323,714,691 / 116,911,050 shares outstanding) a ...                 $11.32
                                                                                          ===============
 Maximum offering price per share ($11.32 / 94.25%) ..............................                 $12.01
                                                                                          ===============

CLASS B:
 Net asset value and maximum offering price per share ($15,043,582 / 1,348,639
   shares outstanding) a .........................................................                 $11.15
                                                                                          ===============
CLASS C:
 Net asset value per share ($144,127,555 / 12,950,531 shares outstanding)a .......                 $11.13
                                                                                          ===============
 Maximum offering price per share ($11.13 / 99.00%) ..............................                 $11.24
                                                                                          ===============

CLASS R:
 Net asset value and maximum offering price per share ($613,323 / 54,478
   shares outstanding) a .........................................................                 $11.26
                                                                                          ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($150,745,881 / 13,320,227
   shares outstanding) ...........................................................                 $11.32
                                                                                          ===============

a Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                  See notes to financial statements.     SEMIANNUAL REPORT    25

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $3,595,168)
 Dividends:
  Unaffiliated issuers ...........................................................           $ 36,876,407
  Non-controlled affiliated issuers (Note 6) .....................................                445,685
 Interest ........................................................................                160,607
                                                                                             ------------
      Total investment income ....................................................             37,482,699
                                                                                             ------------
Expenses:
 Management fees (Note 3) ........................................................              9,119,540
 Administrative fees (Note 3) ....................................................                832,309
 Distribution fees (Note 3)
  Class A ........................................................................              2,077,114
  Class B ........................................................................                 64,051
  Class C ........................................................................                643,592
  Class R ........................................................................                  1,238
 Transfer agent fees (Note 3) ....................................................              2,644,500
 Custodian fees ..................................................................                754,200
 Reports to shareholders .........................................................                115,800
 Registration and filing fees ....................................................                 95,300
 Professional fees ...............................................................                205,900
 Trustees' fees and expenses .....................................................                 69,700
 Other ...........................................................................                 16,300
                                                                                             ------------
      Total expenses .............................................................             16,639,544
                                                                                             ------------
           Net investment income .................................................             20,843,155
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................................              1,699,395
  Foreign currency transactions ..................................................             (1,517,398)
                                                                                             ------------
      Net realized gain (loss) ...................................................                181,997
 Net unrealized appreciation (depreciation) on:
  Investments ....................................................................            190,762,438
  Translation of assets and liabilities denominated in foreign currencies ........                (43,591)
                                                                                             ------------
      Net unrealized appreciation (depreciation) .................................            190,718,847
                                                                                             ------------
Net realized and unrealized gain (loss) ..........................................            190,900,844
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations ..................           $211,743,999
                                                                                             ============


26    SEMIANNUAL REPORT          See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2002

                                                                                         SIX MONTHS ENDED              YEAR ENDED
                                                                                            JUNE 30, 2003       DECEMBER 31, 2002
                                                                                         ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................      $   20,843,155          $   13,925,567
  Net realized gain (loss) from investments and foreign currency transactions .......             181,997             (56,616,899)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies .....................         190,718,847              73,081,651
                                                                                           --------------------------------------
      Net increase (decrease) in net assets resulting from operations ...............         211,743,999              30,390,319

 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................................         (12,940,320)             (6,153,882)
   Class B ..........................................................................             (68,511)                (57,154)
   Class C ..........................................................................            (544,963)               (695,572)
   Class R ..........................................................................              (5,501)                   (139)
   Advisor Class ....................................................................          (1,904,806)               (428,724)
                                                                                           --------------------------------------
 Total distributions to shareholders ................................................         (15,464,101)             (7,335,471)

 Capital share transactions (Note 2):
   Class A ..........................................................................          (4,997,376)            (70,681,837)
   Class B ..........................................................................             935,210               1,457,801
   Class C ..........................................................................          (1,099,055)            (12,234,931)
   Class R ..........................................................................             165,987                 382,592
   Advisor Class ....................................................................           3,562,067              44,386,597
                                                                                           --------------------------------------
 Total capital share transactions ...................................................          (1,433,167)            (36,689,778)
 Redemption fees (Note 1g) ..........................................................              32,152                 543,597
   Net increase (decrease) in net assets ............................................         194,878,883             (13,091,333)

Net assets:
 Beginning of period ................................................................       1,439,366,149           1,452,457,482
                                                                                           --------------------------------------
 End of period ......................................................................      $1,634,245,032          $1,439,366,149
                                                                                           ======================================

Undistributed net investment income included in net assets:
 End of period ......................................................................      $   10,938,760          $   5,559,706
                                                                                           ======================================


                  See notes to financial statements.    SEMIANNUAL REPORT     27

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Effective December 31, 2002, the Fund was reorganized from a Massachusetts Business Trust into a Delaware Statutory Trust. The reorganization had no effect on shares of the Fund or its investment portfolio. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total assets in equity securities of developing or emerging market issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


28    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:



                                                        SEMIANNUAL REPORT     29

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  SIX MONTHS ENDED                          YEAR ENDED
                                                                   JUNE 30, 2003                        DECEMBER 31, 2002
                                                         ------------------------------------------------------------------------
                                                              SHARES                AMOUNT            SHARES        AMOUNT
                                                         ------------------------------------------------------------------------
CLASS A SHARES:
Shares sold .........................................     76,987,002         $ 796,269,504       110,418,030      $ 1,131,296,741
Shares issued on reinvestment of distributions ......      1,203,551            11,373,555           496,413            5,391,055
Shares redeemed .....................................    (78,168,433)         (812,640,435)     (117,624,119)      (1,207,369,633)
                                                         ------------------------------------------------------------------------
Net increase (decrease) .............................         22,120         $  (4,997,376)       (6,709,676)     $   (70,681,837)
                                                         ========================================================================

                                                                  SIX MONTHS ENDED                          YEAR ENDED
                                                                   JUNE 30, 2003                        DECEMBER 31, 2002
                                                         ------------------------------------------------------------------------
                                                              SHARES                AMOUNT            SHARES               AMOUNT
                                                         ------------------------------------------------------------------------
CLASS B SHARES:
Shares sold .........................................        192,020         $   1,979,703           410,579      $     4,296,010
Shares issued on reinvestment of distributions ......          6,843                63,775             4,831               51,797
Shares redeemed .....................................       (110,723)           (1,108,268)         (283,974)          (2,890,006)
                                                         ------------------------------------------------------------------------
Net increase (decrease) .............................         88,140         $     935,210           131,436      $     1,457,801
                                                         ========================================================================

                                                                  SIX MONTHS ENDED                          YEAR ENDED
                                                                   JUNE 30, 2003                        DECEMBER 31, 2002
                                                         ------------------------------------------------------------------------
                                                              SHARES                AMOUNT            SHARES               AMOUNT
                                                         ------------------------------------------------------------------------
CLASS C SHARES:
Shares sold .........................................      1,263,259         $  12,819,489         2,088,862      $    21,771,709
Shares issued on reinvestment of distributions ......         51,372               477,765            56,598              605,039
Shares redeemed .....................................     (1,425,622)          (14,396,309)       (3,374,907)         (34,611,679)
                                                         ------------------------------------------------------------------------
Net increase (decrease) .............................       (110,991)        $  (1,099,055)       (1,229,447)     $   (12,234,931)
                                                         ========================================================================

                                                                  SIX MONTHS ENDED                         PERIOD ENDED
                                                                   JUNE 30, 2003                        DECEMBER 31, 2002 A
                                                         ------------------------------------------------------------------------
                                                              SHARES                AMOUNT            SHARES               AMOUNT
                                                         ------------------------------------------------------------------------
CLASS R SHARES:
Shares sold .........................................         67,401         $     673,151            42,052      $       422,261
Shares issued on reinvestment of distributions ......            571                 5,367                 6                   61
Shares redeemed .....................................        (51,686)             (512,531)           (3,866)             (39,730)
                                                         ------------------------------------------------------------------------
Net increase (decrease) .............................         16,286         $     165,987            38,192      $       382,592
                                                         ========================================================================

                                                                  SIX MONTHS ENDED                          YEAR ENDED
                                                                   JUNE 30, 2003                        DECEMBER 31, 2002
                                                         ------------------------------------------------------------------------
                                                              SHARES                AMOUNT            SHARES               AMOUNT
                                                         ------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .........................................      2,377,447         $  25,110,812         6,289,373      $    64,806,049
Shares issued on reinvestment of distributions ......        138,504             1,306,095            35,109              379,871
Shares issued on merger (Note 8) ....................             --                    --         8,715,110           80,698,235
Shares redeemed .....................................     (2,227,491)          (22,854,840)      (10,271,280)        (101,497,558)
                                                         ------------------------------------------------------------------------
Net increase (decrease) .............................        288,460         $   3,562,067         4,768,312      $    44,386,597
                                                         ========================================================================


a Effective date of Class R shares was January 2, 2002.



30    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


 3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
        0.150%    First $200 million
        0.135%    Over $200 million, up to and including $700 million
        0.100%    Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2003, Distributors advised the Fund that unreimbursed costs were $1,397,734. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $75,467 and $21,807, respectively.


4. INCOME TAXES

At June 30, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


                 Cost of investments ........................    $1,527,531,937
                                                                 ==============
                 Unrealized appreciation ....................       250,432,244
                 Unrealized depreciation ....................      (136,567,112)
                                                                 --------------
                 Net unrealized appreciation (depreciation) .    $  113,865,132
                                                                 ==============

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, defaulted securities, merger expenses and losses realized subsequent to October 31 on the sales of securities and foreign currencies.


                                                        SEMIANNUAL REPORT     31

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2002, the Fund had tax basis capital losses including $23,924,253 from the merged Templeton Vietnam and Southeast Asia and Templeton Emerging Markets Appreciation Funds which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:

                  2006 ........................    $   47,713,809
                  2007 ........................       548,121,432
                  2008 ........................        36,476,765
                  2009 ........................       313,161,808
                  2010 ........................       141,181,639
                                                   --------------
                                                   $1,086,655,453
                                                   ==============

At December 31, 2002, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2002 of $9,006,899 and $503,575, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2003 aggregated $294,740,419 and $285,638,096, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2003 were as shown below.


                                                                                                                          REALIZED
                                                                                                                           CAPITAL
                             NUMBER OF                                 NUMBER OF                                          GAIN/LOSS
                            SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE        INVESTMENT INCOME    1/1/03-
NAME OF ISSUER             DEC. 31, 2002   ADDITIONS   REDUCTIONS    JUNE 30, 2003    JUNE 30, 2003     1/1/03-6/30/03     6/30/03
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Duratex SA, pfd. .......... 402,086,824         --             --    402,086,824     $ 8,991,904              --               --
Indotel Ltd. ..............     900,000         --             --        900,000       3,114,000              --               --
Mayfair Hanoi Ltd., 30% equity
 interest owned through HEA
 Holdings Ltd. ............          --                        --             --       3,839,976              --               --
Pliva D D, GDR, Reg S .....     898,050    160,700                     1,058,750      14,674,275         $445,685
                                                                                     --------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                      $30,620,155         $445,685             $--
                                                                                     ============================================


32    SEMIANNUAL REPORT

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

 NUMBER OF                                                                    ACQUISITION
   SHARES                          ISSUER                                         DATE            COST           VALUE
-------------------------------------------------------------------------------------------------------------------------
 900,000      Indotel Ltd.* ................................................    11/22/96       $9,154,569      $3,114,000
              Mayfair Hanoi, Ltd., 30% equity interest owned through
              HEA Holdings Ltd.* ...........................................    10/31/96        4,447,586       3,839,976
                                                                                                               ----------
TOTAL RESTRICTED SECURITIES (.4% OF NET ASSETS) ............................                                   $6,953,976
                                                                                                               ==========


*Securities acquired upon merger. See Note 8.


8. MERGERS

On September 26, 2002, the Fund acquired the net assets of each Templeton Vietnam and Southeast Asia Fund, Inc. ("TVSAF") and Templeton Emerging Markets Appreciation Fund, Inc. ("TEMAF") pursuant to plans of reorganization approved by the shareholders of each of TVSAF, TEMAF and the Fund. The merger with TVSAF was accomplished by a tax-free exchange of 4,186,491 Advisor Class shares of the Fund (valued at $9.26 per share) for $38,750,302 in net assets of TVSAF, including $6,602,254 of unrealized depreciation. The merger with TEMAF was accomplished by a tax-free exchange of 4,528,619 Advisor Class shares of the Fund (valued at $9.26 per share) for $41,947,933 in net assets of TEMAF, including $3,662,951 of unrealized depreciation. The combined net assets of the Fund immediately after the mergers were $1,324,585,699.


9. OTHER CONSIDERATIONS

Certain members of the Fund's Portfolio Management team may serve as a member on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, these members serve in one or more of these capacities for HEA Holdings Ltd., (which owns a 30% equity interest in Mayfair Hanoi, Ltd.), Indotel Ltd., Lukoil, Holdings, GUM Trade House and Mayfair Hanoi Ltd. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                        SEMIANNUAL REPORT     33

TEMPLETON DEVELOPING MARKETS TRUST
Tax Designation (unaudited)

At June 30, 2003, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on March 6, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders.


                                      CLASS A                              CLASS B                            CLASS C
                             -------------------------------------------------------------------------------------------------------
                            FOREIGN TAX     FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE      FOREIGN TAX     FOREIGN SOURCE
COUNTRY                   PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Austria ..................   $0.0016           $0.0037           $0.0016           $0.0021            $0.0016           $0.0018
Brazil ...................    0.0073            0.0187            0.0073            0.0106             0.0073            0.0090
Chile ....................    0.0001            0.0001            0.0001            0.0000             0.0001            0.0000
China ....................    0.0000            0.0068            0.0000            0.0039             0.0000            0.0033
Columbia .................    0.0000            0.0005            0.0000            0.0003             0.0000            0.0002
Croatia ..................    0.0000            0.0006            0.0000            0.0004             0.0000            0.0003
Czech Republic ...........    0.0008            0.0019            0.0008            0.0011             0.0008            0.0009
Egypt ....................    0.0000            0.0024            0.0000            0.0013             0.0000            0.0011
Estonia ..................    0.0003            0.0004            0.0003            0.0002             0.0003            0.0002
Greece ...................    0.0000            0.0007            0.0000            0.0004             0.0000            0.0003
Hong Kong ................    0.0000            0.0109            0.0000            0.0062             0.0000            0.0053
Hungary ..................    0.0007            0.0012            0.0007            0.0007             0.0007            0.0006
India ....................    0.0014            0.0044            0.0014            0.0025             0.0014            0.0021
Indonesia ................    0.0041            0.0097            0.0041            0.0055             0.0041            0.0047
Malaysia .................    0.0009            0.0012            0.0009            0.0007             0.0009            0.0006
Mexico ...................    0.0000            0.0124            0.0000            0.0070             0.0000            0.0060
Peru .....................    0.0000            0.0002            0.0000            0.0001             0.0000            0.0001
Philippines ..............    0.0011            0.0016            0.0011            0.0009             0.0011            0.0008
Poland ...................    0.0002            0.0004            0.0002            0.0002             0.0002            0.0002
Russia ...................    0.0011            0.0028            0.0011            0.0016             0.0011            0.0013
Singapore ................    0.0046            0.0146            0.0046            0.0083             0.0046            0.0071
Slovak Republic ..........    0.0002            0.0006            0.0002            0.0004             0.0002            0.0003
South Africa .............    0.0007            0.0221            0.0007            0.0122             0.0007            0.0106
South Korea ..............    0.0015            0.0031            0.0015            0.0018             0.0015            0.0015
Taiwan ...................    0.0064            0.0061            0.0064            0.0035             0.0064            0.0030
Thailand .................    0.0004            0.0030            0.0004            0.0017             0.0004            0.0015
Turkey ...................    0.0000            0.0035            0.0000            0.0020             0.0000            0.0017
                             -------------------------------------------------------------------------------------------------------
TOTAL ....................   $0.0334           $0.1336           $0.0334           $0.0756            $0.0334           $0.0645
                             =======================================================================================================

TEMPLETON DEVELOPING MARKETS TRUST
Tax Designation (unaudited) (CONTINUED)

                                                                         CLASS R                         ADVISOR CLASS
                                                             -----------------------------------------------------------------------
                                                               FOREIGN TAX     FOREIGN SOURCE       FOREIGN TAX     FOREIGN SOURCE
COUNTRY                                                      PAID PER SHARE   INCOME PER SHARE     PAID PER SHARE  INCOME PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Austria ................................................         $0.0016           $0.0043            $0.0016           $0.0048
Brazil .................................................          0.0073            0.0216             0.0073            0.0240
Bulgaria ...............................................          0.0000            0.0001             0.0000            0.0001
Chile ..................................................          0.0001            0.0001             0.0001            0.0001
China ..................................................          0.0000            0.0079             0.0000            0.0088
Columbia ...............................................          0.0000            0.0005             0.0000            0.0006
Croatia ................................................          0.0000            0.0007             0.0000            0.0008
Czech Republic .........................................          0.0008            0.0022             0.0008            0.0025
Egypt ..................................................          0.0000            0.0027             0.0000            0.0030
Estonia ................................................          0.0003            0.0004             0.0003            0.0005
Greece .................................................          0.0000            0.0008             0.0000            0.0009
Hong Kong ..............................................          0.0000            0.0126             0.0000            0.0140
Hungary ................................................          0.0007            0.0014             0.0007            0.0016
India ..................................................          0.0014            0.0051             0.0014            0.0056
Indonesia ..............................................          0.0041            0.0112             0.0041            0.0124
Malaysia ...............................................          0.0009            0.0013             0.0009            0.0015
Mexico .................................................          0.0000            0.0144             0.0000            0.0159
Peru ...................................................          0.0000            0.0002             0.0000            0.0003
Philippines ............................................          0.0011            0.0019             0.0011            0.0020
Poland .................................................          0.0002            0.0004             0.0002            0.0005
Russia .................................................          0.0011            0.0032             0.0011            0.0036
Singapore ..............................................          0.0046            0.0170             0.0046            0.0188
Slovak Republic ........................................          0.0002            0.0008             0.0002            0.0008
South Africa ...........................................          0.0007            0.0259             0.0007            0.0282
South Korea ............................................          0.0015            0.0036             0.0015            0.0040
Taiwan .................................................          0.0064            0.0071             0.0064            0.0079
Thailand ...............................................          0.0004            0.0035             0.0004            0.0039
Turkey .................................................          0.0000            0.0040             0.0000            0.0045
                                                                 --------------------------------------------------------------
TOTAL ..................................................         $0.0334           $0.1549            $0.0334           $0.1716
                                                                 ==============================================================


In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

                       This page intentionally left blank

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                       Not part of the semiannual report

[FRANKLIN TEMPLETON LOGO OMITTED]
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
----------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON DEVELOPING MARKETS TRUST


PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Developing Markets Trust prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


711 S2002 08/03

ITEM 2. CODE OF ETHICS.  N/A

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2003





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2003


By /s/BRUCE S. ROSENBERG
   ------------------------
   Bruce S. Rosenberg
   Chief Financial Officer
Date: August 31, 2003